UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------
                                   FORM 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------
       Date of Report (Date of earliest event reported): January 19, 2000

                              OMEGA RESEARCH, INC.
             (Exact name of registrant as specified in its charter)
                           ---------------------------


           FLORIDA                0-22895                 59-2223464
(State or other jurisdiction   (Commission File  (I.R.S. Employer Identification
incorporation or organization)     Number)                 Number)

                            8700 WEST FLAGLER STREET
                              MIAMI, FLORIDA 33174
   (Address, including zip code, of registrant's principal executive offices)

                                 (305) 485-7000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On January 19, 2000, Omega Research, Inc. ("Omega") and onlinetradinginc.com corp., a Florida corporation ("Online"), entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") under which Omega and Online are to be merged in a stock-for-stock transaction. The parties to the Merger Agreement are Omega, Online, OnlineTrading.com Group, Inc., a recently-formed Florida corporation that will be the holding company for Omega and Online if the merger is completed ("Holding Company"), Omega Acquisition Corporation, a recently-formed Florida corporation that is owned by Holding Company ("Omega Merger Sub"), and Onlinetrading Acquisition Corporation, a recently-formed Florida corporation that is owned by Holding Company ("Online Merger Sub"). Assuming that the merger is completed, Omega Merger Sub will merge into Omega, Online Merger Sub will merge into Online, and Omega and Online will then be wholly-owned subsidiaries of Holding Company. Consummation of the merger is contingent upon satisfying all broker-dealer regulatory requirements relating to the merger, approval by the shareholders of Omega and of Online of the merger, the effectiveness of the registration statement on Form S-4 filed by Holding Company, and the listing of Holding Company shares on The Nasdaq National Market.

         The audited financial statements of Online as of January 31, 2000 and 1999 and for each of the two years in the period ended January 31, 2000 are filed herewith. In addition, the unaudited pro forma combined financial statements as of December 31, 1999 filed herewith have been prepared to give effect to, and assuming completion of, the contemplated merger between Omega and Online on a pooling-of-interests basis.

ITEM 7(C).        EXHIBITS.

23.1     Consent of Independent Certified Public Accountants

23.2     Independent Auditors' Consent

99.1     Audited Financial Statements of onlinetradinginc.com corp.
         (1)      Index to Financial Statements
         (2) Report of Independent Certified Public Accountants as of and for the year ended January 31, 2000
         (3) Independent Auditors' Report as of and for the year ended January 31, 1999
         (4)      Statements of Financial Condition as of January 31, 2000 and
                  1999
         (5)      Statements of Income for the years ended January 31, 2000 and
                  1999
         (6) Statements of Changes in Stockholders' Equity for the years ended January 31, 2000 and 1999
         (7)      Statements of Cash Flow for the years ended January 31, 2000 and 1999
         (8)      Notes to Financial Statements

99.2     Unaudited Pro Forma Combined Financial Statements
         (1)      Index to Pro Forma Combined Financial Statements
         (2) Holding Company Pro Forma Combined Balance Sheet as of December 31, 1999
         (3) Holding Company Pro Forma Combined Statement of Operations for the year ended December 31, 1999
         (4) Holding Company Pro Forma Combined Statement of Operations for the year ended December 31, 1998
         (5) Holding Company Pro Forma Combined Statement of Operations for the year ended December 31, 1997


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Date: April 28, 2000


                                                Omega Research, Inc.


                                                By: /S/ WILLIAM R. CRUZ
                                                   -----------------------------
                                                    William R. Cruz
                                                    Co-Chief Executive Officer


                                                By: /S/ RALPH L. CRUZ
                                                   -----------------------------
                                                    Ralph L. Cruz
                                                    Co-Chief Executive Officer


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


                                  EXHIBIT INDEX

23.1     Consent of Independent Certified Public Accountants

23.2     Independent Auditors' Consent

99.1     Audited Financial Statements of onlinetradinginc.com corp.
         (1)      Index to Financial Statements
         (2) Report of Independent Certified Public Accountants as of and for the year ended January 31, 2000
         (3) Independent Auditors' Report as of and for the year ended January 31, 1999
         (4)      Statements of Financial Condition as of January 31, 2000 and
                  1999
         (5)      Statements of Income for the years ended January 31, 2000 and
                  1999
         (6) Statements of Changes in Stockholders' Equity for the years ended January 31, 2000 and 1999
         (7)      Statements of Cash Flow for the years ended January 31, 2000 and 1999
         (8)      Notes to Financial Statements

99.2     Unaudited Pro Forma Combined Financial Statements
         (1)      Index to Pro Forma Combined Financial Statements
         (2) Holding Company Pro Forma Combined Balance Sheet as of December 31, 1999
         (3) Holding Company Pro Forma Combined Statement of Operations for the year ended December 31, 1999
         (4) Holding Company Pro Forma Combined Statement of Operations for the year ended December 31, 1998
         (5) Holding Company Pro Forma Combined Statement of Operations for the year ended December 31, 1997


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